Exhibit 99.1

TERMS OF STOCK OPTION

This Agreement, including Schedule A hereto, (collectively, the "Agreement") sets forth the terms of stock options (each an "Option" collectively, the "Options") granted to you (the "Participant") by SkyTerra Communications, Inc., a Delaware corporation (the "Company").

BACKGROUND

A.    Participant is an executive or consultant of the Company or one of its Subsidiaries.

B.    In consideration of services to be performed, the Company desires to afford the Participant an opportunity to purchase shares of its common stock in accordance with the SkyTerra Communications, Inc. 2006 Equity and Incentive Plan (the "Plan") as provided herein.

C.    Any capitalized terms not otherwise defined herein shall have the meaning accorded them under the Plan.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties, hereto, intending to be legally bound, agree as follows:

1.  Grant of Options.  The Company hereby irrevocably grants to Participant the right to purchase all or any part of the aggregate number of shares of the common stock of the Company ("Common Stock"), par value $.01 per share (the "Option Shares") specified on Schedule A attached hereto (the "Certificate"), which option(s) shall constitute a Non-Qualified Stock Option, at the grant price listed in the Certificate (the "Option Price"), during the period and subject to the conditions hereinafter set forth.

2.  Option Period.  The Options may be exercised in accordance with the provisions of Paragraphs 3 and 4 hereof during the applicable option period (the “Option Period”), which shall begin on the date specified in the Certificate (the "Grant Date") and shall end on the expiration date specified in the Certificate (the "Option Expiration Date").  All rights to exercise the Options shall terminate on the applicable Option Expiration Date.

3.  Exercise of Option.  Each Option shall be exercisable in accordance with the applicable vesting schedule and at the applicable grant price per share specified in the Certificate, provided that any portion of any Option which is exercisable in any year, but not exercised, may be carried forward and exercised in any future year during the applicable Option Period, but in no event after the applicable Option Expiration Date.  In addition:

(a)
Other than for reason’s set forth in Paragraph 3(c), upon the termination by the Company or its Subsidiaries of Participant’s employment or service with the Company or its Subsidiaries, other than for Cause, as defined in the Plan, any portion of the Option granted to Participant that is not exercisable as of the date of such termination of employment or service shall immediately vest, and the Option shall remain exercisable for a period of one year from and including the date of termination of employment or service (and shall terminate thereafter).

(b)
Upon the termination by Participant of Participant’s employment or service with the Company or its Subsidiaries, except for Good Reason within one year following a Change of Control, the portions of the outstanding Option granted to Participant that

(1)

are exercisable as of the date of such termination of employment or service shall remain exercisable for a period of ninety (90) days from and including the date of termination of employment or service (and shall terminate thereafter). Unless the Committee in its sole discretion determines otherwise, all portions of outstanding Options which are not exercisable as of the date of such termination of employment or service, shall terminate upon the date of such termination of employment or service.

(c)
If Participant shall die while employed by or providing service to the Company or its Subsidiaries, or within thirty (30) days after the date of termination of Participant’s employment or service, or if the Participant’s employment or service terminates by reason of Disability, the portions of the outstanding Option that are exercisable as of the date of such termination of employment or service shall remain exercisable for a period of one year from and including the date of termination of employment or service (and shall terminate thereafter). Unless the Committee in its sole discretion determines otherwise, all portions of the outstanding Option which are not exercisable as of the date of such termination of employment or service, shall terminate upon the date of such termination of employment or service.

(d)
If Participant’s employment or service is terminated by the Company or its Subsidiaries for Cause, all outstanding Options, whether or not they are exercisable as of the date of such termination of employment or service, shall terminate upon the date of such termination of employment or service; and

(e)
upon Participant's termination of employment for Good Reason, on or within one year following a Change in Control, the Option, to the extent not exercisable on the date of such termination of employment or service, shall become fully exercisable and vested, and shall remain exercisable for one year from and including the date of such termination of employment or service (and shall terminate thereafter).

4.  Manner of Exercise.  Exercise of the Options shall be by written notice to Company pursuant to Paragraph 11 hereof and shall be in accordance with Section 6(g) of the Plan.  Upon receipt of such notice and payment, the Company shall deliver a certificate or certificates representing the Option Shares purchased.  The certificate or certificates representing the Option Shares shall be registered in the name of the Participant, or if the Participant so requests, shall be issued in or transferred into the name of the Participant and another person jointly with the right of survivorship.  The certificate or certificates shall be delivered to or upon the written order of the Participant.  No Participant or his legal representative, legatees or distributees, as the case may be, shall be or shall be deemed to be a holder of any shares subject to the Options unless and until certificates for such shares are issued to him or them upon the exercise of an Option.  The Option Shares that shall be purchased upon the exercise of the Options as provided herein shall be fully paid and nonassessable.

5.  Transferability of Options.  The Options are not transferable by the Participant other than by will or by the laws of descent and distribution in the event of the Participant's death, in which event the Options may be exercised by the heirs or legal representatives of the Participant as provided in Paragraph 5 hereof.  The Options may be exercised during the lifetime of the Participant only by the Participant.  Any attempt at assignment, transfer, pledge or disposition of the Options contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Options shall be null and void and without effect.  Any exercise of the Options by a person other than the Participant shall be accompanied by appropriate proofs of the right of such person to exercise the Options.

(2)

6.  Option Shares to be Purchased for Investment.  The Company currently has an effective registration statement under the Securities Act of 1933 (the “Act”) covering the Option Shares.  If for any reason that registration statement shall cease to be effective, it shall be a condition to the exercise of the Options that the Option Shares acquired upon such exercise be acquired for investment and not with a view to distribution.  If requested by the Company upon advice of its counsel that the same is necessary or desirable, the Participant shall, at the time of purchase of the Option Shares, deliver to the Company Participant's written representation that Participant (a) is purchasing the Option Shares for his own account for investment, and not with a view to public distribution or with any present intention of reselling any of the Option Shares (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act); (b) has been advised and understands that (i) the Option Shares have not been registered under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Option Shares under the Act or to take any action which would make available to the Participant any exemption from such registration; and (c) has been advised and understands that such Option Shares may not be transferred without compliance with all applicable federal and state securities laws.

7.  Changes in Capital Structure.  The number of Option Shares covered by the Options and the Option Price shall be subject to adjustment in accordance with Section 4(d) of the Plan

            8.  Legal Requirements.  If the listing, registration or qualification of the Option Shares upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the purchase of the Option Shares, the Company shall not be obligated to issue or deliver the certificates representing the Option Shares as to which the Options have been exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained.  The Options do not hereby impose on the Company a duty to so list, register, qualify, or effect or obtain consent or approval. If registration is considered unnecessary by the Company or its counsel, the Company may cause a legend to be placed on the certificates for the Option Shares being issued calling attention to the fact that they have been acquired for investment and have not been registered, such legend to read substantially as follows:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS THERE IS A REGISTRATION STATEMENT IN EFFECT COVERING SUCH SECURITIES OR THERE IS AVAILABLE AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS."

            9.     No Obligation to Exercise Options.  The Participant shall be under no obligation to exercise the Options.

            10.  Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed to be properly given when personally delivered to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, properly addressed to the party entitled to receive such notice at the address stated below:

(3)

         11.   If to the Company:                         Address of Company on file with the Securities and Exchange Commission
                                    Attention: General Counsel

  If to the Participant:              Address of Participant on file with the Company

            12.  Administration.  The Options have been granted pursuant to the Plan, and are subject to the terms and provisions thereof. By acceptance hereof the Participant acknowledges receipt of a copy of the Plan.  All questions of interpretation and application of the Plan and the Options shall be determined by the Company, and such determination shall be final, binding and conclusive.

            13.   Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            14.   Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Delaware without regard to conflicts of laws principles.

            15.   Acceptance.  This Agreement may be accepted via an electronic acceptance, or in manually executed counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16.   Amendment.  This Agreement may not be amended except via an electronic acceptance or in a writing signed by both parties.

IN WITNESS WHEREOF, this Agreement has been executed and delivered to the Participant identified in Schedule A hereto as of the Grant Date.

SKYTERRA COMMUNICATIONS, INC

By:	/s/ SCOTT MACLEOD
Name:	Scott Macleod
Title:	Executive Vice President, Chief Financial Officer and Treasurer

PARTICIPANT

/s/ JAMES WISEMAN
James Wiseman

(4)

SCHEDULE A

NAME:  JAMES WISEMAN

TYPE OF OPTIONS	NUMBER OF OPTIONS	GRANT DATE	EXERCISE PRICE	VESTING SCHEDULE	OPTION EXPIRATION DATE
NQSO	56,400	August 20, 2007	$12.41	18,800 on 8/20/08 1st anniversary of Grant Date 18,800 on 8/20/09 2nd anniversary of Grant Date 18,800 on 8/20/10 3rd anniversary of Grant Date	August 20, 2017, subject to terms of Agreement.

(5)